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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               Current Report
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     July 29, 2002
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                             AMFAC HAWAII, LLC
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           (Exact Name of Registrant as Specified in its Charter)


                                   Hawaii
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               (State or Other Jurisdiction of Incorporation)


         033-24180                                        36-3109397
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


       900 N. Michigan Avenue
          Chicago, Illinois                                 60611
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(Address of Principal Executive Offices)                  (Zip Code)


                               (312) 440-4800
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            (Registrant's Telephone Number, Including Area Code)


                                    N/A
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       (Former Name or Former Address, if Changed Since Last Report)



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Item 3.  Bankruptcy or Receivership.

         As previously reported, on February 27, 2002, Amfac Hawaii, LLC (the "Company") and certain of its subsidiaries and affiliates filed voluntary petitions for reorganization under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division (the "Bankruptcy Court"). The subsidiaries of the Company which filed voluntary petitions for reorganization are Amfac Holdings Corp., Amfac Land Company, Limited, Kaanapali Estate Coffee, Inc., Kaanapali Development Corp., KDCW, Inc., Pioneer Mill Company, Limited, The Lihue Plantation Company, Limited, and Waikele Golf Club, Inc. The cases are being jointly administered as case no. 02-07637 and have been assigned to the Honorable Bruce W. Black.

         On June 11, 2002, the Debtors filed with the Bankruptcy Court the Second Amended Joint Plan of Reorganization of Amfac Hawaii, LLC, Certain of its Subsidiaries and FHT Corporation Under Chapter 11 of the Bankruptcy Code (the "Plan") and the Second Amended Disclosure Statement With Respect to Joint Plan of Reorganization of Amfac Hawaii, LLC, Certain of its Subsidiaries and FHT Corporation Under Chapter 11 of the Bankruptcy Code (the "Disclosure Statement"). Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Plan or the Disclosure Statement, as the case may be.

         The Disclosure Statement was approved by the Bankruptcy Court on June 6, 2002. A copy of the Disclosure Statement is attached hereto as
Exhibit 2.1 and is incorporated herein by reference. A hearing on the confirmation of the Plan was held on July 29, 2002, and the Plan was confirmed on July 29, 2002 by the Bankruptcy Court pursuant to an Order Confirming Second Amended Joint Plan of Reorganization Dated June 11, 2002 (the "Order"). A copy of the Order, including the Plan which is an exhibit thereto, is attached hereto as Exhibit 2.2. The Order and the Plan are incorporated herein by reference.

         Pursuant to the terms and conditions of the Plan and except as otherwise provided in the Plan or the Order, the Debtors shall continue to exist after the effective date of the Plan (the "Effective Date") as separate legal entities. Except as otherwise provided in the Order or the Plan, the Debtors will be discharged from all claims and liabilities existing through the Effective Date of the Plan. As such, all persons and entities shall be precluded from asserting any claims against the Debtors or the assets of the Debtors for any acts, omissions, liabilities, transactions or activities that occurred before the Effective Date.

         On or prior to the Effective Date and as a condition precedent to the other transactions contemplated by the Plan, Northbrook Corporation, the sole member of the Company, shall merge with and into FHT Corporation, with FHT Corporation being the survivor. Pursuant to the Plan and the Northbrook Merger Agreement, FHT Corporation shall issue (i) Class A Shares to the COLA Holders (other than the AF Investors, LLC) and to Class 5 Claimants that elect (or are deemed to have elected) to receive Class A Shares pursuant to the Plan and (ii) Class B Shares to the Holders of the Northbrook Senior Claims in Class 2, to the Holders of the AFI COLA Note Claims in Class 4 and to Pacific Trail Holdings, LLC. Following the issuance of the Class A Shares and the Class B Shares by FHT Corporation, FHT Corporation shall be merged with and into Kaanapali Land, LLC, with Kaanapali Land, LLC being the survivor. Pursuant to the Plan and the Kaanapali Land Merger Agreement, each outstanding Class A Share of FHT Corporation shall be converted into the right to receive one Class A Share of Kaanapali Land, LLC and each outstanding Class B Share of FHT Corporation shall be converted into the right to receive one Class B Share of Kaanapali Land, LLC; provided, however, that pursuant to the terms and conditions of the Plan, the COLA Holders (other than AF Investors, LLC) in Class 4 and the Holders of Allowed Class 5 Claims (other than Affiliates of the Debtors) entitled to receive Class A Shares of Kaanapali Land, LLC may elect to receive a Cash payment from Kaanapali Land, LLC instead.

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         The Effective Date of the Plan is conditioned upon the occurrence of certain events as set forth in the Plan and the Order. The required conditions and the Effective Date have not yet occurred. The Company anticipates the Effective Date to occur prior to the end of the third quarter of 2002.

         The Company's membership interest is not traded on a public market. The sole member of the Company, Northbrook Corporation, has one shareholder who owns 3,990.9483 shares of common stock. The Plan does not require a reserve of shares of Northbrook Corporation for future issuance in respect of claims and interests filed and allowed under the Plan. Pursuant to the Northbrook Merger Agreement and the Plan, all of the issued and outstanding shares of common stock of Northbrook Corporation shall be cancelled and retired without payment of any consideration, and, pursuant to the Northbrook Merger Agreement and the Plan, the sole shareholder of Northbrook Corporation shall receive Class B Shares of FHT Corporation.

         The assets and liabilities of the Company are set forth in the Company's Form 10-K report under the Securities Act of 1934 (File
No. 33-24180) filed December 31, 2001 which is incorported herein by reference.


Item 7.  Exhibits.

      (c)Exhibits.
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     Exhibit No.      Description
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     2.1              Second Amended Disclosure Statement With Respect
                      to Joint Plan of Reorganization of Amfac Hawaii, LLC, Certain of its Subsidiaries and FHT
                      Corporation Under Chapter 11 of the Bankruptcy Code

     2.2 Order Confirming Second Amended Joint Plan of Reorganization Dated June 11, 2002, including, as an exhibit thereto, the Second Amended Joint Plan of Reorganization of Amfac Hawaii, LLC, Certain of its Subsidiaries and FHT Corporation Under Chapter 11 of the Bankruptcy Code











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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 13, 2002

                                    AMFAC HAWAII, LLC


                                    By:  /s/ Gailen J. Hull
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                                       Name:  Gailen J. Hull
                                       Title: Senior Vice President






























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